FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        April 5, 2006
                                                --------------------------------

                                Tower Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                   000-50990                  13-3894120
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 (State or other jurisdiction        (Commission                (IRS Employer
       or incorporation)             File Number)            Identification No.)

         120 Broadway, 14th Floor, New York, NY                    10271
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        (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code      (212) 655-2000
                                                  ------------------------------

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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))


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Item 5.02 Departure of Director
          ---------------------

     On April 4, 2006 Gregory T. Doyle resigned from Tower Group Inc.'s Board to join CastlePoint's Board.


Item 8.01 Other Events
          ------------

     On April 5, 2006 Tower Group, Inc. announced that it has entered into a strategic relationship with CastlePoint Holdings, LTD., a Bermuda holding company that is has sponsored.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                       Tower Group, Inc.
                                                 -------------------------------
                                                          (Registrant)

Date    April 5, 2006
     -------------------
                                                    /s/ Steven G. Fauth
                                                 -------------------------------
                                                          (Signature)*
                                                   Steven G. Fauth
                                                   Secretary and General Counsel


*Print name and title of the signing officer under his signature.